UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2009

Item 1: Report to Shareholders

Maryland Tax-Free Money Fund	August 31, 2009

The views and opinions in this report were current as of August 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Municipal bonds produced good returns in the six-month period ended August 31, 2009. Longer-term and lower-quality securities fared better than shorter-term and higher-quality munis, respectively, as reduced risk aversion, low money market yields, steadying credit markets, and hopes for an economic recovery prompted investors to seek higher-yielding alternatives. The T. Rowe Price Maryland Tax-Free Bond and Maryland Short-Term Tax-Free Bond Funds posted strong absolute results but underperformed their Lipper peer group averages largely due to their focus on higher-quality bonds. The Maryland Tax-Free Money Fund generated a modest return as the Fed pushed short-term interest rates almost to zero. Each fund’s long-term relative performance remains favorable.

MARKET ENVIRONMENT

Although a return to robust economic growth in the near future is unlikely, the longest and deepest U.S. recession since the Great Depression may soon end. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, contracted by only 1% in the second quarter. While national unemployment has increased to 9.7% and consumer spending has been restrained, job losses in recent months have been significantly lower than they were at the beginning of 2009. In addition, there are signs of stabilizing residential real estate markets in some cities, and equities have rebounded sharply from their early March lows in anticipation of stronger economic growth in the months ahead.

In the last six months, intermediate- and long-term U.S. Treasury yields rose as new issuance increased significantly and as steadying financial markets prompted investors to assume greater investment risks and seek higher returns, particularly from 2008’s worst-performing assets. In contrast, Maryland bond yields declined in the face of strong demand as the discounted valuations and tax-free income offered by municipal securities attracted investors.

Despite their strong rebound this year, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of August 31, 2009, the 2.95% yield offered by a 10-year tax-free municipal bond rated AAA was about 87% of the 3.40% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. At the end of the reporting period, 30-year AAA municipal bonds were even more attractive on a relative basis with a 4.41% yield that was about 105% of the 4.18% pretax yield offered by 30-year Treasuries. A Maryland investor in the 28% federal tax bracket, paying Maryland state and local tax rates of 4.75% and 3.20%, respectively, would need to invest in a taxable bond yielding 6.74% in order to receive the same after-tax income from a Maryland 30-year AAA muni bond yielding 4.47%. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the reciprocal of your marginal tax bracket (1.00 minus your combined federal, state, and local tax bracket expressed as a decimal)—in this case, 33.7%. Note that the marginal tax rate assumes the deduction of state and local taxes on the federal tax return. In summary, the calculation for this example is 4.47% / (1 – 0.337) = 6.74%.)

MUNICIPAL MARKET NEWS

Nationally, new municipal supply through the end of August totaled about $256 billion, according to The Bond Buyer. Tax-exempt supply has been a bit lower than expected, due in part to the Build America Bonds program, which has shifted some municipal issuance to the taxable bond market and helped alleviate the supply/demand imbalance that stressed the tax-free market last year. With the national economy still very weak and a significant federal fiscal stimulus package providing some temporary relief to the states, we expect that aggregate new issuance in 2009 will be a bit lower than in 2008.

Demand from retail investors for municipal securities has been very strong, and year-to-date investor cash flows into municipal bond funds have already surpassed 1993’s annual record. In the aftermath of last year’s financial market turbulence, investors seeking more exposure to fixed income securities have embraced munis because of attractive after-tax yields and valuations relative to Treasuries. Concerns about higher federal, state, and local taxes have also fueled interest in tax-free securities. Many states are facing fiscal difficulties and have been forced to take drastic actions to close budget deficits.

In terms of sector performance, the segments of the municipal market that fared worst last year—long-term and lower-quality securities—have been this year’s leaders. Tobacco bonds outpaced other segments in the last six months, although longer-term trends do not appear to be especially positive. Corporate-related municipal securities, such as industrial revenue and pollution control revenue bonds, airline bonds, and health care-related issues, also did well as credit markets stabilized. In contrast, the sectors that held up best last year, such as prerefunded bonds and escrowed-to-maturity bonds, lagged with mild gains this year.

MARYLAND MARKET NEWS

Maryland’s economic profile remains strong compared with other states. Wealth levels are favorable, with Maryland’s 2008 per capita personal income representing 121% of the national average and ranking fifth among all states. According to the Census Bureau, Maryland’s two-year average median household income (2007–2008) ranked second-highest in the nation, at 129% of the U.S. average. Maryland’s unemployment rate was 7.3% at the end of July 2009 (the latest available data), well below the 9.4% national unemployment rate at that time.

Last year, in an attempt to address a potentially wider budget deficit for fiscal year 2009 (the data are not yet available), Governor O’Malley enacted several permanent revenue increases, including raising the statewide sales tax to 6% (from 5%), hiking the corporate income tax by 1.25 percentage points, and restructuring the personal income tax brackets. As fiscal year 2009 unfolded, both income tax and sales tax receipts dropped below forecasts; the governor responded by reducing expenditures to bring the budget into balance.

In the current fiscal year, ending June 30, 2010, Maryland faces approximately a $2 billion shortfall, which is far larger than previously had been predicted. According to Budget Secretary Eloise Foster, the latest projections indicate an additional $920 million drop in revenues on top of the more than $1 billion shortfall that had already been forecast. The state’s Board of Revenue Estimates believes that in order to balance the budget, it will need to cut approximately $230 million from current fiscal year spending. Maryland’s Board of Public Works has continued to cut expenses to address these revenue shortfalls.

Maryland’s debt load is somewhat above the national average. According to Moody’s 2009 State Debt Medians, the state’s debt burden is in the upper-third when measured by debt per capita and is only modestly better when measured on a debt to personal income basis. Nevertheless, Maryland has a long history of responsible stewardship and prudent financial management. The state’s general obligation bonds are rated Aaa, AAA, and AAA by Moody’s Investors Service, Standard & Poor’s, and Fitch Ratings, respectively, and each of the rating agencies carries a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGY REVIEW

Maryland Tax-Free Money Fund
The Maryland Tax-Free Money Fund generated a 0.09% return for the six-month period ended August 31, 2009. Our result was in line with the Lipper Other States Tax-Exempt Money Market Funds Average. The portfolio’s seven-day simple dividend yield was 0.00% at the end of the reporting period, down from 0.35% six months ago.* A money fund’s yield more closely reflects its current earnings than does the total return.

*In an effort to maintain a positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund’s net yield; without it, the fund’s 7-day yield would have been lower. Please see the prospectus for more details.

Unfortunately for money fund shareholders, Fed policy has driven rates below the level necessary for most money funds to meet their ongoing expenses. T. Rowe Price, like many of its peers, is waiving a portion of its management fee until the level of income generated by the fund is sufficient to meet fund expenses. As always, we will continue to manage the fund with a focus on stability of principal and liquidity, while producing the highest level of income commensurate with those goals.

The Maryland Tax-Free Money Fund continued to compare favorably with its competitors over the longer term. Lipper ranked the fund in the top half of its Maryland municipal money funds universe for the one-, three-, and five-year periods ended August 31, 2009. (Based on cumulative total return, Lipper ranked the Maryland Tax-Free Money Fund 13 out of 32, 12 out of 32, and 13 out of 29 funds in the other states tax-exempt money market funds universe for the one-, three-, and five-year periods ended August 31, 2009, respectively. Past performance cannot guarantee future results.)

Since our shareholder report at the end of February, the money markets have improved substantially, boosting the outlook for the large money center banks, which are critical to municipal money market financing. As a result, many of the temporary supports with which the Federal Reserve and Treasury surrounded the market in late 2008 are now being withdrawn as confidence returns. The Treasury’s decision not to extend the money fund guarantee program, in which the fund participated, is one such example. (The program ended as scheduled on September 18, 2009.)

The Federal Reserve has had a zero interest rate policy in place since December 2008, although the transmission of that policy had not been fully felt in the market until recently because of ongoing credit worries focused on large financial institutions. But now, with the outlook for credit improving, the Fed’s unprecedented action is gaining traction, and money market rates are falling toward the 0.00% target. For example, rates on the 90-day Libor, an important market benchmark, fell in the six-month period to 0.33% from 1.27%. Municipal rates moved in a similar fashion: Seven-day variable rates declined to 0.34% from 0.78%, while rates on one-year municipal notes declined to 0.46% from 0.65%. Since the end of the reporting period, rates have continued to push lower.

While the credit markets have improved, many municipal issuers continue to feel the ongoing effects of the financial crisis. Maryland, like many other states, is facing increasingly difficult budget problems. Therefore, we remain focused on investments in those issuers that we feel will be most insulated from the economic slowdown. Likewise, we continue to closely monitor the strength of those investments where a bank provides credit and/or liquidity support. With rates dropping, we have shifted almost half of the portfolio to fixed rate securities to sustain higher yields for as long as possible. Additionally, we have extended the fund’s weighted average maturity to 68 days from 43 days six months ago.

The current record-low rates benefit borrowers who are able to access the money markets for funding. On the other hand, lenders to the money market, such as this fund, have endured a significant drop in income. Short-term rates can’t fall much further, and while the healing effect of near-zero funding on borrowers’ balance sheets should be a benefit over time, we expect the Fed to maintain a zero interest rate policy until it believes a sustained economic recovery is clearly under way.

Maryland Short-Term Tax-Free Bond Fund
Your fund returned 1.52% for the six-month period ended August 31, 2009. As shown in the Performance Comparison table, our results trailed the Lipper Short Municipal Debt Funds Average. The Maryland Short-Term Tax-Free Bond Fund continued to compare favorably with its competitors over the longer term, however. (Based on cumulative total return, Lipper ranked the Maryland Short-Term Tax-Free Bond Fund 32 out of 64, 17 out of 53, 22 out of 51, and 12 out of 26 funds in the short municipal debt funds universe for the 1-, 3-, 5-, and 10-year periods ended August 31, 2009, respectively. Past performance cannot guarantee future results.)

Since our report six months ago, the fund’s 30-day dividend yield declined substantially, largely due to falling interest rate levels on short-term municipal securities. At the end of the reporting period, the portfolio yielded 1.96%, down 47 basis points (0.47%) from 2.43% six months ago. The portfolio’s net asset value (share price) remained very stable during the period, ending August at $5.25 per share, up two cents since the end of February. In addition, the fund earned six cents of dividend income.

The Federal Reserve has had expansive monetary policy in place for some time now, which drove short-term yields consistently lower during the past six months. One positive outcome of the Fed’s policy is that investors, frustrated with near-zero returns from their money market funds, have turned their attention to high-quality, short-term funds like ours to capture the higher yields. As a result, a considerable amount of cash has migrated further out along the maturity spectrum, benefiting our segment of the municipal market.

As yields fell dramatically—three-year Maryland general obligation bond yields fell from 3.5% in August 2007, to 2.4% in August 2008, to 1.0% at the end of the current reporting period—we steadily reduced the fund’s duration, believing that further yield declines from these extremely low levels are unlikely. (Duration measures a fund’s sensitivity to interest rates; see the glossary for a more detailed explanation.) Although short-term interest rates may stay low for an extended period, this defensive stance reduces the portfolio’s sensitivity to an unexpected uptick in municipal interest rates, which could occur in response to economic improvement or a supply/demand imbalance. Even a very small rise in interest rates could send the fund’s share price lower, negating an entire year of dividend income. The portfolio ended the period with a duration of 1.3 years versus 1.7 years six months ago and 1.9 years at the end of August 2008.

During the six-month period, we increased our allocation to higher-quality local general obligation bonds, which lagged lower-rated securities as investors were emboldened to take on a bit more risk. We have seen a reversal of the yield spread expansion we witnessed in 2008, as money has gravitated to longer-term, lower-rated issues. We believe these spreads have some room to tighten further, and our challenge is to continue to discover attractive new opportunities for investment. While Maryland is having its share of budget problems, the state, and most issuers within it, has maintained its high credit quality. This helped our returns over the past two years when higher-quality investments performed exceptionally well. However, it is challenging to find short-term Maryland municipals that can keep pace when lower-rated debt is rallying and spreads are tightening. We favor revenue bonds, and we have made several opportunistic purchases in the hospital revenue segment, although supply has been limited.

The portfolio’s credit quality, as shown in the Quality Diversification chart on page 9, remained very high. We increased our holdings in AAA rated bonds to 46% from 39% six months ago. Overall, the portfolio is broadly diversified, with only a modest holding of noninvestment-grade credits at the end of the reporting period. During the reporting period, cash has been building at a faster rate than usual, resulting in a higher cash allocation than we usually hold. We invested some of that cash in short-term investments that generate more income than typical cash investments. This strategy has served us well through much of the year, but greater demand is starting to decrease the relative value of these investments.

Looking ahead, we continue to believe the T. Rowe Price Maryland Short-Term Tax-Free Bond Fund is an attractive alternative to a low-yielding money market fund but with greater principal risk. We do not expect the environment for short-term municipal assets to change appreciably in the foreseeable future. Rather, we expect short-term rates to remain low for a while longer, with investors continuing to look for a safe place to deploy their cash, which should attract additional funds into our segment of the market.

Maryland Tax-Free Bond Fund
We are pleased to report good results that helped us regain some of the ground we lost in the difficult market environment late last year. Your fund posted a solid 7.41% gain for the six-month period ended August 31, 2009, but trailed its peer group, the Lipper Maryland Municipal Debt Funds Average. The fund’s net asset value gained $0.48 since February and stood at $10.18 at the end of August.

The Maryland Tax-Free Bond Fund continued to compare favorably with its competitors over the intermediate and longer term. Lipper ranked the fund in the top quintile of its Maryland municipal debt funds universe for the 5- and 10-year periods ended August 31, 2009. (Based on cumulative total return, Lipper ranked the Maryland Tax-Free Bond Fund 11 out of 33, 8 out of 27, 5 out of 25, and 4 out of 19 funds in the Maryland municipal debt funds universe for the 1-, 3-, 5-, and 10-year periods ended August 31, 2009, respectively. Past performance cannot guarantee future results.)

Over the past six months, dividends decreased a penny to $0.23 per share from $0.24 paid in the prior six-month period. Our income payout has remained relatively constant over the last several years. As shown in the Portfolio Characteristics table, the fund paid dividends totaling $0.47 per share for the past 12 months, about the same amount that has been paid in each of the past five years. However, because of the share price advance over the past six months, its 30-day dividend yield fell to 4.50% at the end of the reporting period from 4.80% six months ago. With yields still comparatively low from a historical perspective, our low expenses are an important and sustainable advantage for the fund as they allow us to pass through more income to shareholders.

Although we will often adjust the portfolio’s mix of maturities in order to generate higher returns, we targeted a neutral interest rate stance for much of the past period, particularly as volatility remained high early in the year. We maintained an overweight in longer-dated issues through the rough market at the end of 2008, and we have added to this overweight in 2009. As the muni market recovered this year, led by long-term securities, our emphasis on these issues has provided a good lift for the portfolio. During the most recent six-month period, our weighted average maturity increased modestly to 15.7 years from 15.5 years.

In terms of quality, we have increased our allocation to holdings at the lower range of the investment-grade spectrum by adding modestly to bonds rated below AAA, mostly in the A and BBB categories. At the start of the period, the market was offering significantly higher relative yield than is typical for such issues. As the improving market resulted in falling yields relative to higher-rated securities—or tightened spreads—this portion of the portfolio has provided excellent returns. Over the past six months, we added to several attractive credits, including Potomac Electric Power Company (PEPCO), Anne Arundel Health System, and MedStar Health. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

Looking at the portfolio on a sector basis, our most significant additions were revenue bonds, particularly in essential service sectors such as water/sewer-related or transportation-related issues. In the current weak economy, we judge essential service revenue bonds to be a better investment than tax-backed issues. Revenues from these service providers have proved more predictable than tax receipts.

We also added significantly to hospitals—our largest sector concentration—representing nearly one-fifth of the portfolio at the end of the reporting period. The hospital sector typically offers more yield than other revenue sectors, and it has represented a significant area of investment for the portfolio over the years. Additionally, as the Maryland hospital reimbursement system is exempt from the national Medicare and Medicaid system, we believe this makes Maryland hospitals more stable than their national counterparts. We expect that our investments in this sector will continue to generate solid long-term returns.

The portfolio reflects the generally high quality of the Maryland municipal bond market, which offers a strong average quality of AA-. While we are always in search of better yield, we also subject any new purchases to our rigorous, in-house credit evaluation. Furthermore, we currently invest in more than 90 distinct guarantors to help increase the fund’s level of diversification. (Of course, diversification cannot assure a profit or protect against loss in a declining market.)

OUTLOOK

The credit environment for the municipal market could remain challenging for some time. The recession has reduced local and state government tax revenues—a trend that could worsen—and municipal bond defaults, which historically have been rare, could increase moderately over the next year. Maintaining balanced budgets requires careful and dedicated work by state and local officials, and many issuers are trying to make difficult but necessary fiscal decisions as they adjust to the economic downturn.

We believe the municipal market is still a high-quality market and that many municipal securities offer good long-term value, especially considering that tax rates are likely to rise in the next few years. Longer-term and lower-quality municipal bond valuations, although they have rebounded significantly, remain attractive and could improve further. In contrast, short-term securities appear to be fairly valued and could be vulnerable if short-term interest rates increase, although that does not appear likely as long as the national unemployment rate remains high. While there may be additional periods of volatility stemming from occasional supply/demand imbalances or possible credit rating downgrades, the deleveraging activity that plagued the municipal market in 2008 seems to be largely behind us.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As we emerge from the recent credit cycle, we continue to hold positions in bonds that our analysts believe have good long-term prospects but whose prices remain somewhat depressed. We think these actions will position our portfolios to generate excellent long-term relative returns for our clients.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 18, 2009

Each committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and, therefore, a less volatile portfolio.

Barclays Capital 3-Year State General Obligation Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities between two and four years.

Barclays Capital Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper.

Prerefunded bonds: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 97.8%		
MARYLAND 96.0%		
Annapolis, Public Improvement, GO, 2.00%, 6/1/10	820	829
Annapolis, Public Improvement, GO, 4.50%, 11/1/09	10	10
Anne Arundel County, General Improvement GO, 5.00%, 3/1/10	65	66
Anne Arundel County, General Improvement GO, 5.00%, 4/1/10	100	102
Anne Arundel County, GO, 5.00%, 3/1/10	100	102
Anne Arundel County, GO, 5.25%, 3/1/10	300	307
Anne Arundel County, GO, TECP, 0.40%, 9/2/09	9,000	9,000
Anne Arundel County, National Business Park, 7.375%, 7/1/28 (Prerefunded 7/1/10) (1)	960	1,029
Austin Trust Receipts (Bank of America), Maryland Transportation Auth., VRDN 0.49%, 7/1/41 (2)	9,775	9,775
Baltimore County, Equipment Acquisition Program GO, 3.25%, 8/1/10	275	282
Baltimore County, Public Improvement, GO, 4.00%, 2/1/10	1,000	1,015
Baltimore County, Quail Ridge Apartments, Multi-Family Housing, VRDN, 0.35%, 4/15/34	1,800	1,800
Baltimore County, Saint James Academy VRDN, 0.29%, 10/1/26	3,620	3,620
Calvert County, Public Improvement, GO, 2.00%, 5/1/10	400	404
Calvert County, Public Improvement, GO, 4.00%, 1/1/10	50	50
Carroll County, Fairhaven Retirement Community, VRDN 0.28%, 1/1/34	2,810	2,810
Carroll County, GO, 4.00%, 10/1/09	80	80
Carroll County, GO, 5.00%, 11/1/09	100	101
Charles County, County Commissioners, GO, 2.00%, 2/1/10	300	302
Charles County, Public Improvement, GO, 2.00%, 2/1/10	1,680	1,691
Frederick County, GO, 5.00%, 12/1/09	100	101
Harford County, GO, 3.00%, 6/1/10	3,275	3,334
Harford County Public Improvement, GO, 5.00%, 12/1/09	500	505

Harford County Public Improvement, GO, 5.00%, 7/1/10	3,000	3,113
Howard County, Metro. Dist., GO, 4.00%, 4/15/10	835	852
Howard County, Public Improvement, GO, 4.00%, 4/15/10	2,205	2,250
Maryland, GO, 5.00%, 2/1/10	1,000	1,019
Maryland, GO, 5.25%, 3/1/10	150	153
Maryland, GO, 5.50%, 3/1/10	125	128
Maryland, State & Local Fac., GO, 5.50%, 8/1/10	1,000	1,046
Maryland, State & Local Fac., 5.75%, 8/1/14 (Prerefunded 8/1/10) (1)	200	211
Maryland, State & Local Fac., GO, 5.25%, 7/15/10	200	208
Maryland, State & Local Fac., GO, 5.50%, 3/1/10	1,000	1,025
Maryland, State & Local Fac., GO, 5.50%, 8/1/10	2,000	2,092
Maryland CDA, Hopkins Village Apartments, VRDN 0.28% 11/1/38	1,350	1,350
Maryland CDA, Kirkwood House Apartments, VRDN 0.27% 12/1/38	5,000	5,000
Maryland CDA, Residential Housing, 2.55%, 9/1/09	75	75
Maryland CDA, Residential Housing, 3.375%, 9/1/09	440	440
Maryland CDA, Residential Housing, 3.60%, 9/1/09	500	500
Maryland CDA, Residential Housing, 3.70%, 9/1/09	1,200	1,200
Maryland CDA, Residential Housing, 3.70%, 9/1/09	100	100
Maryland CDA, Residential Housing, 3.95%, 9/1/10 (4)	1,070	1,105
Maryland CDA, Residential Housing, 4.00%, 9/1/09	390	390
Maryland CDA, Residential Housing, 4.70%, 9/1/09	200	200
Maryland CDA, Residential Housing, VRDN, 0.32%, 9/1/40 (4)	3,500	3,500
Maryland CDA, VRDN, 0.41%, 9/1/42 (3)	1,800	1,800
Maryland DOT, 4.00%, 12/15/09	1,260	1,272
Maryland DOT, 5.00%, 11/1/09	500	503
Maryland Economic Dev. Corp., Baltimore Symphony Trust VRDN, 0.29%, 11/1/28	2,500	2,500

Maryland Economic Dev. Corp., Blind Industries & Services VRDN, 0.33%, 11/1/28	824	824
Maryland Economic Dev. Corp., Catholic Charities VRDN, 0.29%, 10/1/29	5,340	5,340
Maryland Economic Dev. Corp., Catholic Relief Services VRDN, 0.33%, 5/1/36	3,900	3,900
Maryland Economic Dev. Corp., Chesapeake Bay 7.75%, 12/1/31 (Prerefunded 12/1/09) (1)	1,000	1,028
Maryland Economic Dev. Corp., Chesapeake Bay Foundation VRDN, 0.33%, 11/1/23	5,835	5,835
Maryland Economic Dev. Corp., Constellation Energy, VRDN 0.36%, 4/1/24	4,750	4,750
Maryland Economic Dev. Corp., Constellation Energy, VRDN 0.36%, 12/1/25	500	500
Maryland Economic Dev. Corp., Montgomery County Town Square Parking, 2.95%, 9/15/09	125	125
Maryland HHEFA, Doctors Community Hosp., VRDN 0.42%, 7/1/38	6,000	6,000
Maryland HHEFA, Health Pool, VRDN, 0.23%, 4/1/35	7,000	7,000
Maryland HHEFA, Johns Hopkins Univ., TECP, 0.40%, 9/10/09	2,400	2,400
Maryland HHEFA, Johns Hopkins Univ., TECP, 0.40%, 10/26/09	1,500	1,500
Maryland HHEFA, Johns Hopkins Univ., TECP, 0.45%, 9/15/09	5,600	5,600
Maryland HHEFA, Lifebridge Health, VRDN, 0.47%, 7/1/42 (3) (5)	4,000	4,000
Maryland HHEFA, Lifebridge Health, VRDN, 0.47%, 7/1/47 (5)	7,305	7,305
Maryland HHEFA, Lifebridge Health, VRDN, 0.49%, 7/1/47 (3) (5)	5,125	5,125
Maryland HHEFA, Trinity School, VRDN, 0.48%, 11/1/26	6,980	6,980
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.22%, 7/1/34	600	600
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.30%, 7/1/34	900	900
Maryland Stadium Auth., Football Stadium, VRDN 0.40%, 3/1/26	2,850	2,850
Maryland Stadium Auth., Football Stadium, VRDN 0.40%, 3/1/36	1,000	1,000

Maryland Transportation Auth., 4.00%, 3/1/10	2,915	2,965
Montgomery County, Consolidated Public Improvement GO, 5.00%, 5/1/10	150	154
Montgomery County, Georgetown Preparatory School VRDN, 0.33%, 6/1/35	1,100	1,100
Montgomery County, GO, 3.00%, 9/1/09	35	35
Montgomery County, GO, 3.00%, 8/1/10	3,650	3,736
Montgomery County, GO, 5.00%, 2/1/10	175	178
Montgomery County, GO, TECP, 0.30%, 9/9/09	2,500	2,500
Montgomery County, GO, TECP, 0.35%, 9/8/09	2,400	2,400
Montgomery County, GO, TECP, 0.35%, 9/8/09	2,400	2,400
Montgomery County, GO, TECP, 0.40%, 10/7/09	4,000	4,000
Montgomery County, GO, VRDN, 0.19%, 6/1/26	400	400
Montgomery County, GO, TECP, 0.40%, 10/8/09	3,100	3,100
Montgomery County, Institute for Genomic Research VRDN, 0.33%, 11/1/23	298	298
Montgomery County, Trinity Health, 3.875%, 12/1/09	300	302
Montgomery County, Housing Opportunities Commission 2.00%, 1/1/10	5,000	5,016
Montgomery County Housing Opportunities Commission VRDN, 0.29%, 7/1/36	980	980
Montgomery County Housing Opportunities Commission Single Family, VRDN, 0.29%, 7/1/33	1,200	1,200
Prince George's County, Equipment Acquisitions Program 4.00%, 9/1/09	100	100
Prince George's County, Public Improvement, GO 3.125%, 10/1/09	50	50
Prince George's County, Public Improvement, GO 3.25%, 12/1/09	375	377
Prince George's County, Public Improvement, GO 5.00%, 9/15/09	290	290
Prince George's County, Public Improvement, GO 5.00%, 10/1/09	3,315	3,324

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Money Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 30, 2001. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes no events have occurred between August 31, 2009 and October 16, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On March 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On August 31, 2009, all of the fund’s investments were classified as Level 2.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2009.

At August 31, 2009, the cost of investments for federal income tax purposes was $195,689,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2009, the effective annual group fee rate was 0.31%.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a net yield of 0.00% on any day that a dividend is declared. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the period ended August 31, 2009, the total management fees waived were $10,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2009, expenses incurred pursuant to these service agreements were $35,000 for Price Associates, $25,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of August 31, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 17,713,971 shares of the fund, representing 9% of the fund’s net assets.

NOTE 6 - TREASURY’S TEMPORARY GUARANTEE PROGRAM

The fund’s Board of Trustees approved participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through September 18, 2009. Subject to certain conditions and limitations, the program guarantees that shareholders in the fund as of the close of business on September 19, 2008, will receive $1.00 for each fund share held. Shares not guaranteed under the program will be redeemed at net asset value per share. The guarantee applies only if a participating money market fund’s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate.

In total, the fund paid $96,000, equal to 0.040% of the net asset value of the fund as of the close of business on September 19, 2008, to participate in the full 12-month term of the program that expires on September 18, 2009. The participation fees are borne by the fund and recognized in expenses ratably over the period of participation in the program.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 16, 2009